FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 25049


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934

Date of Report (Date of earliest event reported): October 11,2000


                 St. Joseph Light & Power Company
      (Exact name of registrant as specified in its charter)



    Missouri                   1-3576                44-0419850
(State or other           (Commission file          (IRS employer
 jurisdiction              number)                   identification
 of incorporation)                                   number)



520 Francis Street, P.O. Box 998 St. Joseph, Missouri  64502-0998
    (Address of principal executive offices)            Zip Code



Registrant's telephone number, including area code: (816) 233-8888


                         Not applicable
   (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.

     On October 11, 2000, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 and is made a part of this filing.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 Text of press release, dated as of October 11, 2000.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  ST. JOSEPH LIGHT & POWER COMPANY



Date:  October 11, 2000           By: /s/ Gary L. Myers
                                       Gary L. Myers
                                       Vice President, General Counsel
                                       and Secretary

                         EXHIBIT INDEX


 Exhibit Number       Description of Exhibit        Sequentially
                                                      Numbered
                                                        Page

99.1             Text of press release, dated as
                 of October 11, 2000.